Note Segment reporting (Geographic information) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017 [1]	Dec. 31, 2016 [1]	Dec. 31, 2015
Segment Reporting Information [Line Items]
Net Revenue	$ 1,921,131	$ 1,719,991	$ 1,928,524
PUERTO RICO
Segment Reporting Information [Line Items]
Net Revenue	1,527,758	1,361,663	1,598,066
UNITED STATES
Segment Reporting Information [Line Items]
Net Revenue	318,093	283,349	255,714
Other
Segment Reporting Information [Line Items]
Net Revenue	$ 75,280	$ 74,979	$ 74,744

[1]

Total revenues include net interest income (expense) , service charges on deposit accounts, other service fees, mortgage banking activities, net gain (loss) and valuation adjustments on investment securities, trading account (loss) profit, net (loss) gain on sale of loans and valuation adjustments on loans held-for-sale, adjustments to indemnity reserves on loans sold, FDIC loss share ( expense ) income and other operating income .